                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 27, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)

                     Ohio                                   1-8519                           31-1056105
         (State or other jurisdiction              (Commission File Number)                 (IRS Employer
              of incorporation)                                                          Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                                                 45202
   (Address of principal executive offices)                                                  (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900


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FORM 8-K                                                      BROADWING INC.


ITEM 5.   OTHER EVENT.

         Broadwing Inc. (NYSE: BRW) issued a press release on March 27, 2003 announcing a comprehensive recapitalization that includes the successful completion of an amendment to its bank credit facility for, among other things, extension of its scheduled maturities, providing the company with sufficient liquidity to meet its obligations until 2006. A copy of the press release is attached as Exhibit 99(i).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)

                  (i) Exhibit 99(ii) - Press Release of Broadwing Inc. dated March 27, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BROADWING INC.


                            By:  /s/ Jeffrey C. Smith
                                 ----------------------------------
                                 Jeffrey C. Smith
                                 Chief Human Resources Officer,
                                 General Counsel and Corporate Secretary



Date:  March 27, 2003